Exhibit 32.1

SECTION 1350 CERTIFICATION

In connection with the Annual Report of Owens Corning (the “Company”) on Form 10-K for the fiscal year ended December 31, 2007 (the “Report”), I, Michael H. Thaman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ MICHAEL H. THAMAN
Chief Executive Officer

February 27, 2008